Exhibit 10.6

Powers of Attorney

I, Baifen Le, a [Chinese] citizen, PRC ID Card Number: XXXXXXXXXXXXXXXXXX, hold 5% equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) (“Equity Interests”). I hereby unconditionally and irrevocably authorize the natural person (“Authorized Person”) designated by ZeroLimit Holdings (Shenzhen) Co., Ltd. (“ZeroLimit Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX)) to exercise the following rights relating to the Equity Interests during the term of this Powers of Attorney:

Authorizing the Authorized Person to exercise the following rights in relation to the Equity Interests on behalf of myself as the sole exclusive agent, including but not limited to, (1) attend the shareholders’ meeting of Zhenglian Shenzhen and execute relevant shareholders’ resolutions on behalf of myself; (2) exercise all shareholders’ rights that I am entitled to under the PRC laws promulgated from time to time and the articles of association of Zhenglian Shenzhen amended from time to time, including but not limited to, shareholders’ rights to vote, sell, transfer, pledge or dispose of all or a portion of the Equity Interests; (3) appoint and elect, as my authorized representative, the legal representative, chairman of the board of directors, directors, supervisors, general managers and other senior managements; (4) execute documents, meeting minutes and relevant filling documents in relation to the registration of Zhenglian Shenzhen kept by competent administrations of industry and commerce; and (5) exercise the voting right on behalf of the registered shareholders of Zhenglian Shenzhen when it is bankrupted.

Unless otherwise provided in this Powers of Attorney, the Authorized Person is entitled to declare, use or otherwise dispose of any cash dividends or bonuses generated by the Equity Interests or other non-cash earnings. Unless otherwise provided in this Powers of Attorney, the Authorized Person can take any actions in relation to Equity Interests at its own discretion without my written or oral instruction.

The Authorized Person is entitled to, within the scope of authorization, perform the Equity Interest Pledge Agreement and Exclusive Option Agreement executed on the same date of this Powers of Attorney to which I am a party in time, and execute the transaction contracts under such agreements (if applicable), and the exercise of such rights will not restrict this Power of Attorney.

All actions in relation to the Equity Interests by the Authorized Person shall be deemed as my actions, and all documents executed by the Authorized Person shall be deemed as executed by me, and acknowledge by me. If the Authorized Person intends to assign the authorized rights, the Authorized Person is entitled to assign its rights under the aforementioned matters and the exercise of my Equity Interests to other individual or entity, without my consent.

During the term of this Powers of Attorney, I hereby waive all rights in relation to the Equity Interests which have been granted to the Authorized Person by this Powers of Attorney and I will no longer exercise such rights. Where part of this Powers of Attorney becomes invalid or unenforceable as compulsorily required by laws, the remaining authorization shall continuously be effective.

This Power of Attorney shall be come into effect on the execution date as of May 24, 2023, and shall be irrevocably and continuously effective during the term when I am the shareholder of Zhenglian Shenzhen, commencing from the execution date of this Powers of Attorney. Once this Powers of Attorney is terminated in full or in part upon the written notice of ZeroLimit Shenzhen, I will immediately withdraw my authorization and assignment to ZeroLimit Shenzhen hereto, and immediately execute a power of attorney in the same format of this Powers of Attorney to make the same authorization and assignment to other persons nominated by ZeroLimit Shenzhen.

/s/ Baifen Le

Baifen Le (Signature):

Date: May 24, 2023

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Powers of Attorney

I, Kai Hu, a [Chinese] citizen, PRC ID Card Number: XXXXXXXXXXXXXXXXXX, hold 11% equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) (“Equity Interests”). I hereby unconditionally and irrevocably authorize the natural person (“Authorized Person”) designated by ZeroLimit Holdings (Shenzhen) Co., Ltd. (“ZeroLimit Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) to exercise the following rights relating to the Equity Interests during the term of this Powers of Attorney:

Authorizing the Authorized Person to exercise the following rights in relation to the Equity Interests on behalf of myself as the sole exclusive agent, including but not limited to, (1) attend the shareholders’ meeting of Zhenglian Shenzhen and execute relevant shareholders’ resolutions on behalf of myself; (2) exercise all shareholders’ rights that I am entitled to under the PRC laws promulgated from time to time and the articles of association of Zhenglian Shenzhen amended from time to time, including but not limited to, shareholders’ rights to vote, sell, transfer, pledge or dispose of all or a portion of the Equity Interests; (3) appoint and elect, as my authorized representative, the legal representative, chairman of the board of directors, directors, supervisors, general managers and other senior managements; (4) execute documents, meeting minutes and relevant filling documents in relation to the registration of Zhenglian Shenzhen kept by competent administrations of industry and commerce; and (5) exercise the voting right on behalf of the registered shareholders of Zhenglian Shenzhen when it is bankrupted.

Unless otherwise provided in this Powers of Attorney, the Authorized Person is entitled to declare, use or otherwise dispose of any cash dividends or bonuses generated by the Equity Interests or other non-cash earnings. Unless otherwise provided in this Powers of Attorney, the Authorized Person can take any actions in relation to Equity Interests at its own discretion without my written or oral instruction.

The Authorized Person is entitled to, within the scope of authorization, perform the Equity Interest Pledge Agreement and Exclusive Option Agreement executed on the same date of this Powers of Attorney to which I am a party in time, and execute the transaction contracts under such agreements (if applicable), and the exercise of such rights will not restrict this Power of Attorney.

All actions in relation to the Equity Interests by the Authorized Person shall be deemed as my actions, and all documents executed by the Authorized Person shall be deemed as executed by me, and acknowledge by me. If the Authorized Person intends to assign the authorized rights, the Authorized Person is entitled to assign its rights under the aforementioned matters and the exercise of my Equity Interests to other individual or entity, without my consent.

During the term of this Powers of Attorney, I hereby waive all rights in relation to the Equity Interests which have been granted to the Authorized Person by this Powers of Attorney and I will no longer exercise such rights. Where part of this Powers of Attorney becomes invalid or unenforceable as compulsorily required by laws, the remaining authorization shall continuously be effective.

This Power of Attorney shall be come into effect on the execution date as of May 24, 2023, and shall be irrevocably and continuously effective during the term when I am the shareholder of Zhenglian Shenzhen, commencing from the execution date of this Powers of Attorney. Once this Powers of Attorney is terminated in full or in part upon the written notice of ZeroLimit Shenzhen, I will immediately withdraw my authorization and assignment to ZeroLimit Shenzhen hereto, and immediately execute a power of attorney in the same format of this Powers of Attorney to make the same authorization and assignment to other persons nominated by ZeroLimit Shenzhen.

/s/ Kai Hu

Kai Hu (Signature):

Date: May 24, 2023

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Powers of Attorney

I, Jian Gang, a [Chinese] citizen, PRC ID Card Number: XXXXXXXXXXXXXXXXXX, hold 11% equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) (“Equity Interests”). I hereby unconditionally and irrevocably authorize the natural person (“Authorized Person”) designated by ZeroLimit Holdings (Shenzhen) Co., Ltd. (“ZeroLimit Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) to exercise the following rights relating to the Equity Interests during the term of this Powers of Attorney:

Authorizing the Authorized Person to exercise the following rights in relation to the Equity Interests on behalf of myself as the sole exclusive agent, including but not limited to, (1) attend the shareholders’ meeting of Zhenglian Shenzhen and execute relevant shareholders’ resolutions on behalf of myself; (2) exercise all shareholders’ rights that I am entitled to under the PRC laws promulgated from time to time and the articles of association of Zhenglian Shenzhen amended from time to time, including but not limited to, shareholders’ rights to vote, sell, transfer, pledge or dispose of all or a portion of the Equity Interests; (3) appoint and elect, as my authorized representative, the legal representative, chairman of the board of directors, directors, supervisors, general managers and other senior managements; (4) execute documents, meeting minutes and relevant filling documents in relation to the registration of Zhenglian Shenzhen kept by competent administrations of industry and commerce; and (5) exercise the voting right on behalf of the registered shareholders of Zhenglian Shenzhen when it is bankrupted.

Unless otherwise provided in this Powers of Attorney, the Authorized Person is entitled to declare, use or otherwise dispose of any cash dividends or bonuses generated by the Equity Interests or other non-cash earnings. Unless otherwise provided in this Powers of Attorney, the Authorized Person can take any actions in relation to Equity Interests at its own discretion without my written or oral instruction.

The Authorized Person is entitled to, within the scope of authorization, perform the Equity Interest Pledge Agreement and Exclusive Option Agreement executed on the same date of this Powers of Attorney to which I am a party in time, and execute the transaction contracts under such agreements (if applicable), and the exercise of such rights will not restrict this Power of Attorney.

All actions in relation to the Equity Interests by the Authorized Person shall be deemed as my actions, and all documents executed by the Authorized Person shall be deemed as executed by me, and acknowledge by me. If the Authorized Person intends to assign the authorized rights, the Authorized Person is entitled to assign its rights under the aforementioned matters and the exercise of my Equity Interests to other individual or entity, without my consent.

During the term of this Powers of Attorney, I hereby waive all rights in relation to the Equity Interests which have been granted to the Authorized Person by this Powers of Attorney and I will no longer exercise such rights. Where part of this Powers of Attorney becomes invalid or unenforceable as compulsorily required by laws, the remaining authorization shall continuously be effective.

This Power of Attorney shall be come into effect on the execution date as of May 24, 2023, and shall be irrevocably and continuously effective during the term when I am the shareholder of Zhenglian Shenzhen, commencing from the execution date of this Powers of Attorney. Once this Powers of Attorney is terminated in full or in part upon the written notice of ZeroLimit Shenzhen, I will immediately withdraw my authorization and assignment to ZeroLimit Shenzhen hereto, and immediately execute a power of attorney in the same format of this Powers of Attorney to make the same authorization and assignment to other persons nominated by ZeroLimit Shenzhen.

/s/ Jian Gang

Jian Gang (Signature):

Date: May 24, 2023

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Powers of Attorney

The Company, ZeroLimit Digital Technology Co., Ltd. (the “Company”), PRC USCI Number: XXXXXXXXXXXXXXXXXX, holds 73% equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) (“Equity Interests”). The Company hereby unconditionally and irrevocably authorizes the the natural person (“Authorized Person”) designated by ZeroLimit Holdings (Shenzhen) Co., Ltd. (“ZeroLimit Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXXXXX) to exercise the following rights relating to the Equity Interests during the term of this Powers of Attorney:

Authorizing the Authorized Person to exercise the following rights in relation to the Equity Interests on behalf of the Company as the sole exclusive agent, including but not limited to, (1) attend the shareholders’ meeting of Zhenglian Shenzhen and execute relevant shareholders’ resolutions on behalf of the Company; (2) exercise all shareholders’ rights that the Company is entitled to under the PRC laws promulgated from time to time and the articles of association of Zhenglian Shenzhen amended from time to time, including but not limited to, shareholders’ rights to vote, sell, transfer, pledge or dispose of all or a portion of the Equity Interests; (3) appoint and elect, as the Company’s authorized representative, the legal representative, chairman of the board of directors, directors, supervisors, general managers and other senior managements; (4) execute documents, meeting minutes and relevant filling documents in relation to the registration of Zhenglian Shenzhen kept by competent administrations of industry and commerce; and (5) exercise the voting right on behalf of the registered shareholders of Zhenglian Shenzhen when it is bankrupted.

Unless otherwise provided in this Powers of Attorney, the Authorized Person is entitled to declare, use or otherwise dispose of any cash dividends or bonuses generated by the Equity Interests or other non-cash earnings. Unless otherwise provided in this Powers of Attorney, the Authorized Person can take any actions in relation to Equity Interests at its own discretion without the Company’s written or oral instruction.

The Authorized Person is entitled to, within the scope of authorization, perform the Equity Interest Pledge Agreement and Exclusive Option Agreement executed on the same date of this Powers of Attorney to which the Company is a party in time, and execute the transaction contracts under such agreements (if applicable), and the exercise of such rights will not restrict this Power of Attorney.

All actions in relation to the Equity Interests by the Authorized Person shall be deemed as the Company’s actions, and all documents executed by the Authorized Person shall be deemed as executed by the Company, and acknowledge by the Company. If the Authorized Person intends to assign the authorized rights, the Authorized Person is entitled to assign its rights under the aforementioned matters and the exercise of the Company’s Equity Interests to other individual or entity, without the Company’s consent.

During the term of this Powers of Attorney, the Company hereby waive all rights in relation to the Equity Interests which have been granted to the Authorized Person by this Powers of Attorney and the Company will no longer exercise such rights. Where part of this Powers of Attorney becomes invalid or unenforceable as compulsorily required by laws, the remaining authorization shall continuously be effective.

This Power of Attorney shall be come into effect on the execution date as of May 24, 2023, and shall be irrevocably and continuously effective during the term when the Company is the shareholder of Zhenglian Shenzhen, commencing from the execution date of this Powers of Attorney. Once this Powers of Attorney is terminated in full or in part upon the written notice of ZeroLimit Shenzhen, the Company will immediately withdraw the Company’s authorization and assignment to ZeroLimit Shenzhen hereto, and immediately execute a power of attorney in the same format of this Powers of Attorney to make the same authorization and assignment to other persons nominated by ZeroLimit Shenzhen.

ZeroLimit Digital Technology Co., Ltd. (Seal)

Authorized Representative (Signature):

Date: May 24, 2023

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